IVY FUNDS

Supplement dated September 27, 2004 to

Ivy Equity Funds Prospectus dated July 29, 2004
Ivy Fixed Income and Money Market Funds dated July 29, 2004

The following information supplements the disclosure regarding Shareholder Fees in the section entitled "Fees and Expenses" for each Fund (other than Ivy Money Market Fund):

Effective December 1, 2004, a redemption fee of 2.00% will be deducted from any redemption or exchange proceeds if you sell or exchange your Class B or Class C shares after holding them for less than 5 days (less than 30 days for Ivy Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global Natural Resources Fund, Ivy International Fund, Ivy International Balanced Fund, Ivy International Growth Fund, Ivy International Value Fund, and Ivy Pacific Opportunities Fund). The same redemption fee and time periods currently apply to any redemption or exchange proceeds if you sell or exchange your Class A or Class Y shares.

The following supplements the information regarding the sales charge on Class A shares in the section entitled "Choosing a Share Class":

Until February 28, 2005, Legend Equities Corporation (Legend) receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.

The following supplements the information regarding the purchase of Class A shares at net asset value (NAV) in the section entitled "Sales Charge Waivers for Certain Investors":

Class A shares may also be purchased at NAV by:

  Until February 28, 2005, clients of Legend if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or Ivy Family of Funds and the purchase is made within 60 days of such redemption
  Effective November 1, 2004, clients investing via the Managed Allocation Portfolio (MAP) and Strategic Portfolio Allocation (SPA) programs available through Waddell & Reed, Inc.

The following supplements the information regarding waivers of the contingent deferred sales charge (CDSC) for Class B shares, Class C shares and Class A shares that are subject to a CDSC in the section entitled "Sales Charge Waivers for Certain Investors--Contingent Deferred Sales Charge":

The CDSC will not apply to redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by a Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

The following supplements the information regarding permissible exclusions to the redemption fee in the section entitled "Redemption Fee/Exchange Fee":

A Fund's redemption fee will not be assessed against:

4. Shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Funds' behalf.

The following supplements the information regarding dividend payments in the section entitled "Distributions and Taxes--Distribution Options":

For retirement accounts and MAP and SPA accounts, all distributions are automatically paid in additional shares.

The following supplements the information regarding State Street Research Management & Company in the section of the Ivy Equity Funds prospectus entitled "The Management of the Funds: Portfolio Management":

MetLife, Inc., the parent company of State Street Research & Management Company ("SSRM"), the investment sub-adviser to the Ivy Small Cap Value Fund (the "Fund"), announced that it has entered into an agreement to sell SSRM to BlackRock, Inc. ("BlackRock"). The acquisition by BlackRock of SSRM (the "Acquisition") is expected to occur in the first quarter of 2005. BlackRock manages approximately $314 billion for institutional and individual investors worldwide through a variety of equity, fixed income, and alternative investment products and is one of the largest publicly traded investment management companies.

The Acquisition may cause a change of control of SSRM and the automatic termination of SSRM's sub-advisory contract with Waddell & Reed Ivy Investment Company. The Board of Trustees of Ivy Funds, of which the Fund is a series, will be asked to consider proposals by SSRM and BlackRock relating to SSRM's sub-advisory contract. Any such proposals will require the approval of the Board of Trustees and the shareholders of the Fund.

The following replaces the information regarding the management fee payable by the following Funds in the section of the Ivy Equity Funds prospectus entitled "Management Fee":

Ivy Cundill Global Value Fund, Ivy Global Natural Resources Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund: 1.00% of net assets up to $500 million, 0.85% of net assets over $500 million and up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion

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